FCX Freeport-McMoRan

Cu Copper

Au Gold

2nd Quarter 2006 Earnings Conference Call

James R. Moffett
Chairman of the Board

Richard C. Adkerson
President and Chief Executive Officer

Kathleen L. Quirk
Senior Vice President, Chief Financial Officer

Mark J. Johnson
Senior Vice President and Chief Operating Officer

July 18, 2006

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected treatment charge rates, projected operating cash flows, the impact of copper and gold price changes, and the impact of changes in deferred intercompany profits on earnings. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. The declaration and payment of dividends is at the discretion of the company's Board of Directors and will depend on the company's cash flows and financial position, copper and gold prices and general economic and market conditions. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, Indonesian political risks, weather-related risks, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and cathode cash unit cost per pound of copper. As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are provided in our press release distributed July 18, 2006.

2nd Quarter Highlights

Operating Data	***2Q06***	***1H06***
Copper		
Volumes ***(mm lbs)***	**220**	**445**
Realization *(per lb)*	**$3.33**	**$3.27**
Gold		
Volumes ***(000's ozs)***	**278**	**750**
Realization *(per oz)*	**$614**	**$585** (1)

Financial Results (in millions, except per share amounts)		
Net Income	**$367**	**$619** (2)
Diluted Earnings Per Share	**$1.74**	**$2.97** (2)
Operating Cash Flows	**$500**	**$376** (3)
Capital Expenditures	**$58**	**$110**

(1) $493/oz. after revenue adjustment for Gold Preferred redemption
(2) Includes losses of $38.1 million ($0.17/share) on redemptions of debt, primarily FCX PRC
(3) Includes $519 million for working capital uses

First Half Financial Transactions

- **Common Dividends – $352 Million ($1.88/Share)**

- **Share Purchases – $100 Million ($49.94/Share)**

- **Debt Reduction – $184 Million**
  - **Net Debt at 6/30/06 = $0.7 Billion, Including $0.3 Billion Convertible Notes with a $30.87 Conversion Price**

Total Debt Reduction and Shareholder Returns = $636 Million

2Q06 Operations



Pushback 6N
Clay ore
Skarn
HSZ
Limestone

Mill Throughput
000's t/d



220
216
235
April
May
June

- **In May, 2.5 million tonnes of atypical ore in the "6 North" pushback**
- **This type of material adversely affected ore flow, mill recoveries & concentrate grades.**
- **We have implemented steps to mitigate adverse impacts of this type of ore in the future**

  -- *Modified ore flow system*

  -- *Incorporated material type into our mine planning to blend with ore from other sections of the pit*

Full Year Outlook

- **Sales of 1.2 Billion lbs. Copper, 1.7 Million ozs. of Gold**
- **Continuation of Strong Cash Flows**
- **At Prices of $3.00/lb. Copper and $600/oz. Gold in Second Half, Full Year Operating Cash Flows Would Approximate $1.6 Billion[(1)]**
  - **Second Half Operating Cash Flows Would Approximate $1.2 Billion, Approximately $750 Million in Excess Cash Flow, Net of Capital Expenditures, Scheduled Debt Payments, Dividends and Other Requirements**

(1) Each 10¢ change in copper in balance of the year would impact this estimate by approximately $38 MM, and each $25/oz change in gold in balance of the year would have an approximate $12 MM impact.

e = estimate. Amounts are projections; see cautionary statement.

2006 Outlook
Quarterly Payable Metal Sales

PT-FI's share of Copper
1.2 billion pounds



Pounds in millions
500
400
300
200
100
0
225
220
280
475
37%
63%
1Q06
2Q06
3Q06
4Q06
Actual
Estimate

PT-FI's share of Gold
1.7 million ounces



Ounces in thousands
625
500
375
250
125
0
472
278
320
610
45%
55%
1Q06
2Q06
3Q06
4Q06
Actual
Estimate

Unit Production Costs

(per pound of copper)

	1H06	2H06e(1)	2006e(1)
Cash Unit Costs			
Site Production & Delivery	123¢	88¢	101¢
Royalties	9	10	10
Treatment Charges	43	39	40
Gold/Silver Credits	(107)	(74)	(85)
Net Cash Unit Costs	68¢	63¢	66¢

(1) Estimate based on 2006 volumes of 1.2 billion pounds of copper and 1.7 million ounces of gold with pricing of $3.00/lb. copper and $600/oz. gold for balance of year.

NOTE: Amounts above are projections. See Cautionary Statement.

Grasberg Open Pit

2Q06



8N
8E
6N
6S
6E
8S
7S
N



6N



6E

- *Pushbacks 6N & 6E will provide the majority of the ore in 2006.*
- *Pushback 7S will provide the majority of the ore in 2007 & 2008.*

Mine Plan Update

2006-2010 Metal Plan

- Reflects updates to incorporate recent mining activities & new geotechnical data
- Revised metal plan reflects a deferral of high grade ore from 2007/2008.
- Plans incorporate expansion of DOZ to 80,000 t/d.
- Revised estimates average 1.24 billion lbs/1.86 million ozs per year, approximately 5% and 3% lower than previous estimates.
- Key focus on improving productivities which would provide opportunities to accelerate metal production. Opportunities to add metal to plan also include a steepening of 7S.

Life-of-Mine

- We continue to analyze our longer range mine plans to assess the optimal design of the Grasberg pit, which may affect the timing of our development of the Grasberg underground block cave.

Five Year Metal Revisions

Geotechnical Considerations

Grasberg Drill Density

• Drill holes


Overburden
GIC
Kali
1998
187 holes


Overburden
GIC
Kali
2006
422 holes

- **Significant increase in geologic data since 2004**

  20,300 additional drill meters
  40% increase in meters

- **Additional mining has resulted in significant increase in rock exposed in highwall.**
- **Incorporation of new data has resulted in refinement of slope & pit design**
- **Affects timing of metal production from Grasberg open pit**

Mining Sequence in 2006

Copper Equivalent Cross Section


A
B
Following mine-out of remaining ore in 6S in 1Q06,
6N is the Primary Ore Pushback in 2006
6N
End
2005
6S
1Q06
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2006

Copper Equivalent Cross Section



A
B
Following mine-out of remaining ore in 6S in 1Q06,
6N is the Primary Ore Pushback in 2006
7S
6N
End
2005
6S
2Q06
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2006

Copper Equivalent Cross Section


A
B
Following mine-out of remaining ore in 6S in 1Q06,
6N is the Primary Ore Pushback in 2006
7S
6N
End
2005
6E
3Q06
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2006

Copper Equivalent Cross Section


A
B
Following mine-out of remaining ore in 6S in 1Q06,
6N is the Primary Ore Pushback in 2006
7S
6N
End
2005
4Q06
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2007

Copper Equivalent Cross Section


A
B
Following mine-out of a relatively small amount of high grade ore from 6N in 2007, 7S will be the Primary Ore Pushback
7S
End 2006
6N*
Previous Plan in Ore
2007
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu
* Revised mine plan results in a deferral of a relatively small amount of high grade ore from 6N with significant metal content

Mining Sequence in 2008

Copper Equivalent Cross Section



A
B
7S is the Primary Ore Pushback in 2008
7S
End 2007
2008
Previous Plan in High Grade
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2009

Copper Equivalent Cross Section


A
B
7S & 8E are the Primary Ore Pushbacks in 2009
End 2008
7S
Previous Plan in High Grade
2009
Grasberg Plan View
B
8E
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2010

Copper Equivalent Cross Section



A
B
8E is the Primary Ore Pushback
in 2010
End
2009
8E
2010
Previous Plan
in High Grade
Grasberg Plan View
B
8E
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

PT-FI Mine Plan
PT-FI's Share of Metal Sales, 2006e-2010e


Copper, billion lbs
Gold, million ozs
2006e – 2010e PT-FI Share
Total: 6.2 billion lbs
Annual Average: 1.24 billion lbs
2006e – 2010e PT-FI Share
Total: 9.3 million ozs
Annual Average: 1.9 million ozs
1.2
1.7
1.1
1.8
1.4
1.9
1.2
1.8
1.3
2.1
2006e
2007e
2008e
2009e
2010e

e = estimate. Amounts are projections; see cautionary statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Positive Markets



000's Metric Tons
2,000
1,750
1,500
1,250
1,000
750
500
250
0
Cents Per Pound
400
350
300
250
200
150
100
50
0
LME Copper Price
LME & COMEX Exchange Stocks*
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.



London Gold Price
$ per oz.
$725
$625
$525
$425
$325
$225
ECB Announcement
Producer Hedging Announcements
Sept. 11 Attacks on U.S.
Prior to Iraqi Conflict
Dec-98
Jun-99
Dec-99
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06

FCX Operating Cash Flows (Annual Avg. 2006e-2010e) at Varying Copper & Gold Prices

($ in millions, except copper and gold prices)



Operating Cash Flows
$2,000
$1,500
$1,000
$500
$0
2006e-2010e Avg.
$1.50
$2.00
$2.50
$3.00
$500
Copper Sensitivities
$400
$500
$600
$700
$2.00
Gold Sensitivities

* 5-year average based on 2006-2010 copper and gold sales averaging 1.24 billion pounds and 1.9 million ounces with prices as noted for 2H06 through 2010. Assuming $3.00/lb copper and $600/oz gold in the second half of 2006, 2006 operating cash flows would approximate $1.6 billion.

e = estimate. Amounts are projections; see cautionary statement.

Commodity Price Sensitivities
FCX Earnings & Cash Flow Annual Impacts


+$25/oz
Gold
13¢
$24
+10¢/lb
Copper
33¢
$62
Impact Per Share* (¢/share)
Impact ($ millions)

** EPS based on 187 million basic shares outstanding.*

Note: At projected five-year annual average production of 1.24 billion lbs. of copper and 1.9 million ozs. of gold

FCX Capital Expenditures

($ in millions)

2006e – 2010e Annual Average ~ $215 Million


PT-FI
Long-term Projects*
$143
$250
$250
$215
$200
$170
$120
$120
$110
$105
$80
2005
2006e
2007e
2008e
2009e
2010e

e = estimate. Amounts are projections; see cautionary statement.

** Includes PT-FI's share of capital expenditures for Common Infrastructure, DOZ Expansions, Grasberg Block Cave Spur & Development and Big Gossan.*

NOTE: Planned capital subject to change pending ongoing studies to optimize open pit and underground operations.

Development Projects

- **DOZ Expansions**
- **Common Infrastructure**
- **On-going Mill Optimization**
  - **High Pressure Grinding Rolls**
- **Big Gossan**

DOZ Underground Mine



GBT
(depleted)
IOZ
(depleted)
ESZ
DOZ
(operating)
MLZ
Deep MLZ
Ertsberg East

- **Expansion to 50,000 t/d on track for completion in mid-2007**
- **Anticipate further expansion to 80,000 t/d**
  - -- *Accelerates metal production from Ertsberg East*
  - -- *Accelerated development & mobile equipment*
  - -- *Additional ventilation infrastructure*
  - -- *Accelerated capital to 2007-2010 totals $80MM**
  - -- *Preliminary economics are highly attractive*

Accelerated Annual Metal (2008-2010)	**100%: 60MM lbs Cu & 90K ozs Au per year** **PT-FI: 36MM lbs Cu & 54K ozs Au per year**

* aggregate accelerated capital

Common Infrastructure

Access to Underground Reserves



2Q 2007
Complete tunnel to Grasberg BC
Begin mine development & other facilities
Grasberg UG
Grasberg Pit
Grasberg Block Cave "Spur"
Kucing Liar
Kucing Liar "Spur"
Amole
MLZ
Deep MLZ
ESZ
DOZ
Big Gossan
Lower access to Big Gossan initiated
MLA
Dom BC
Dom Pit
Mill
June 2006
~3 km in each tunnel completed
Common Infrastructure
COW A
Ore Bodies
Plan View
N
Portals
(Ridge Camp)
2004
Portal construction started (April)
Tunnel development started (July)

FCX Debt Maturities

($ in millions)


June 30, 2006
Total Debt $ 1,072
Less Cash ($358)
Total After Cash $ 714
$1,000
$800
$600
$400
$200
$0
$79
$32
$14
$14
$282
10⅛% Senior Notes
Callable 1Q07
$311
7% Conv. Notes
Convert price: $30.87 per share
$340
6⅞% Senior Notes
2006
2007
2008
2009
2010
2011
Thereafter
Equipment Loans
Atlantic Copper
Senior Notes
Convertible Notes
Commodity Preferred

Cash Flows at $3.00/$600

($ in billions)



Operating Cash Flow
$1.2
$2.0
Excess
Cash Flow*
$0.85
Uses of
Cash Flow
Minority Distribution
Debt Maturities
Capital Expenditures
Preferred
Dividend
$1.46
Excess
Cash Flow*
Minority Distribution
Preferred Dividend
Debt Maturities
Capital Expenditures
2H06e
Annual Avg. 2007e-2010e

*Before Common Dividends, Share Purchases, Debt Prepayment (Regular Common Dividend approximates $117 million in 2H06 and $235 million per annum)

NOTE: Based on 2006-2010 copper and gold sales averaging 1.24 billion pounds and 1.9 million ounces with prices as noted for 2H06 through 2010.

e = estimate. Amounts are projections; see cautionary statement.

Historical Shareholder Returns

- **$1.6 Billion in FCX Open Market Purchases Since 1995 Spin-off**
  - **2.0 Million FCX Common Shares for $100 Million, $49.94 per Share Average in 2Q06**
  - **81.8 Million Shares in Open Market Purchases at an Average Price of $19.42 per Share Since Inception**
- **$2.4 Billion in Common Stock Dividends Since 1988**
  - **$1 Billion Since 2003**

$4 Billion in Total

Long Track Record for Returning Cash to Shareholders

NOTE: In addition, FCX acquired 23.9 million shares from Rio Tinto in 1Q04 for $36.85 per share using proceeds from the issuance of convertible perpetual preferred stock

Financial Policy

- **Maintain Strong Balance Sheet and Financial Flexibility**
- **Maintain Regular Quarterly Dividend That Can Be Sustained Within Broad Range of Commodity Prices**
- **In Periods of High Commodity Prices, Supplement Regular Dividend With Special Dividends/Share Purchases**

Summary

- Strong Cash Flow Generator
- Long-lived Reserves
- Unhedged Exposure to Copper & Gold Markets
- Improved Balance Sheet/Enhanced Shareholder Returns
- Attractive Valuation